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The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED JULY 1, 2004 TO THE CURRENT PROSPECTUS FOR VARIABLE IMMEDIATE ANNUITY
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This supplement modifies certain information in the above-referenced
Prospectus, Supplements to Prospectus and Statement of Additional Information ("SAI") dated May 1, 2004, as previously supplemented (together, the "Prospectus"), in the state of California only. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus. We will send you another copy of the Prospectus without charge upon request.

Please note the following information:

Your right to cancel within a certain number of days

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below.

If you allocate your entire initial premium to the money market account and/or the fixed income annuity option, the amount of your refund will be equal to your premium (and less any payments you may have received) unless you make a transfer, in which case the amount of your refund will be equal to your premium payment plus or minus any investment gain or loss in the variable investment options through the date we receive your request to cancel at our processing office. This amount could be less than your initial amount. If you allocate any portion of your initial contribution to the variable investment options (other than the money market account and/or the fixed annuity option), your refund will be equal to your premium payment plus or minus any investment gain or loss in the variable investment options through the date we receive your request to cancel at our processing office.

























           The Equitable Life Assurance Society of the United States
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

form 888-1356 (6/04)                        CA Free Look Supp -- VIA -- 177885v1
                                                    catalog number 133780 (6/04)
                                                                          x00792